LOAN AGREEMENT

THIS AGREEMENT dated for reference this 18th day of October, 2006, between VCF CAPITAL CORP., a company incorporated under the laws of the Province of British Columbia, having an office at Suite 3000, 700 West Georgia Street, Vancouver, British Columbia, Canada, V7Y 1A1 (hereinafter referred to as the “Lender”), of the first part, and AMERICAN PETRO-HUNTER, INC., a company incorporated under the laws of the State of Nevada, having an office care of Suite 3000, 700 West Georgia Street, Vancouver, British Columbia, Canada, V7Y 1A1 (hereinafter referred to as the “Borrower”), of the second part.

WHEREAS

A.	The Borrower wishes to borrow and the Lender wishes to lend the Borrower the sum of Twenty-Five Thousand Dollars ($25,000.00) in U.S. funds (the “Loan”).

B.	In consideration of the Loan, the Borrower has agreed to repay to the Lender the Loan subject to the terms and conditions herein contained.

NOW THEREFORE THIS AGREEMENT WITNESSED that in consideration of the mutual covenants and premises contained herein, the parties hereto agree as follows:

1. The Lender will lend to the Borrower the Loan and the Borrower has agreed to repay the Loan to the Lender.

2. Forthwith upon the execution of this Agreement, the Lender will advance to the Borrower the Loan, which sum will accrue interest at a rate of Twelve Percent (12%) per annum, calculated monthly.

3. The term of this Loan shall be sixty (60) days.

4. The Loan will be evidenced by a promissory note duly executed by the Borrower for the Loan.

5. The Borrower hereby represents that and warrants to the Lender that:

(a) it has full power, authority and legal right to incur the indebtedness provided for in this Agreement, to execute and to deliver this Agreement and a promissory note with respect thereto and,

(b) it is not in breach or in default of any other agreement to which it is a party or which is binding upon Borrower, which has a material adverse affect on the ability of the Borrower to fulfill and perform Borrower’s obligations hereunder or under the promissory note.

6. The parties hereto shall deliver to each other such further documentation and shall perform such further acts as and when the same may be required to carry out and give effect to the terms and intent of this Agreement.

7. All notices given in connection with this Agreement shall be in writing and shall be personally delivered to the parties at the addresses as set out above. Any such notices personally delivered shall be deemed delivered on the day of delivery. Any party hereto may, from time to time, change its address for service by notice in writing to the other party hereto.

This Agreement may only be amended by further written agreement executed and delivered by all of the parties hereto. No waiver or consent by a party of or to any breach or default by any other party shall be effective unless evidenced in writing, executed, and delivered by the party so waiving or consenting and no waiver or consent effectively given as aforesaid shall operate as a waiver of or consent to any further or other breach or default in relation to the same or any other provision of this Agreement.

9. This Agreement may not be assigned by the Borrower in whole or in part without the prior written consent of the Lender.

10. This Agreement contains the entire agreement of the parties hereto pertaining to the subject matter hereof and supersedes any and all previous written and oral agreements among the parties with respect to the subject matter hereto.

11. This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives, executors and permitted assigns.

12. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the parties irrevocably attorn to the jurisdiction of the courts of such Province.

13. This Agreement may be executed in counterpart, each of which such counterpart, whether in original or facsimile form, notwithstanding the date or dates upon which this Agreement is executed and delivered by any of the parties, shall be deemed to be an original and all of which shall constitute one and the same agreement, effective as of the reference date given above.

VCF CAPITAL CORP.		AMERICAN PETRO-HUNTER, INC.

By:		By:
	Name: William Friesen, President		Name: William Friesen, President

PROMISSORY NOTE

1. The undersigned hereby promises to pay to VCF Capital Corp., on or before December 18, 2006, the sum of Twenty-Five Thousand Dollars ($25,000.00) in U.S. funds (the “Principal Sum”), together with interest on such sum at a rate of twelve percent (12%), per annum, which interest shall be calculated monthly, both before and after maturity or default, and shall be payable on maturity.

2. The undersigned may prepay all or any part of the Principal Sum at any time without notice, bonus or penalty, upon payment of all interest accrued thereon but unpaid on the date of the prepayment.

3. The undersigned agrees to pay the Principal Sum, together with interest as herein provided, regardless of any set-off claim, which may be asserted by or on behalf of the undersigned.

4. This Promissory Note shall be governed and construed in accordance with the laws of the Province of British Columbia and the laws of Canada in force in such province from time to time and shall not be negotiable.

5. The Promissory Note is issued in connection with the Loan Agreement between VCF Capital Corp. and American Petro-Hunter, Inc., dated October 18, 2006.

Dated this 18th day of October, 2006.

AMERICAN PETRO-HUNTER, INC.

By:
Name: Pat McGowan, President

By:
Name: Mike Veldhuis

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